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                                                                    Exhibit 23.1



            CONSENT OF ERNST & YOUNG REVISEURS D'ENTREPRISES S.C.C.
                              INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 23, 1997 in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-37719) and related Prospectus of Hermes Europe Railtel B.V. dated on or about January 14, 1998.



                          /s/ Ernst & Young Reviseurs d'Entreprises S.C.C.

Brussels, Belgium
January 9, 1998